As filed with the Securities and Exchange Commission on February 29, 1996

                                                      File Nos.  2-7954
                                                                811-115

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933    [x]

                         Pre-Effective Amendment No.   [ ]

                       Post-Effective Amendment No. 91 [x]
                                    and/or
                         REGISTRATION STATEMENT UNDER
                    THE INVESTMENT COMPANY ACT OF 1940 [x]
                                Amendment No. 91
                      (Check appropriate box or boxes.)

                  John Hancock Sovereign Investors Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                            101 Huntington Avenue
                       Boston, Massachusetts 02199-7603
                   (Address of Principal Executive Offices)
              Registrant's Telephone Number, including Area Code
                                (617) 375-1700

                               THOMAS H. DROHAN
                     Senior Vice President and Secretary
                         John Hancock Advisers, Inc.
                            101 Huntington Avenue
                       Boston, Massachusetts 02199-7603
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[x] On May 1, 1996 pursuant to paragraph (a) of Rule 485

An indefinite number of shares of Common Stock of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24-f Notice for its fiscal year ended December 31, 1995 was filed with the Commission on February 26, 1996.

                 JOHN HANCOCK SOVEREIGN INVESTORS FUNDS, INC.
                     JOHN HANCOCK SOVEREIGN BALANCED FUND

                            Cross Reference Sheet


 Item Number Form N-1A,        Prospectus Caption       Statement of Additional
         Part A                                           Information Caption
-------------------------------------------------------------------------------

            1              Front Cover Page                         *

            2              Expense Information; The                 *
                           Fund's Expenses; Share Price

            3              The Fund's Financial                     *
                           Highlights; Performance

            4              Investment Objectives and                *
                           Policies; Organization and
                           Management of the Fund

            5              Organization and Management              *
                           of the Fund; The Fund's
                           Expenses; Back Cover

            6              Organization and Management              *
                           of the Fund; Dividends and
                           Taxes; How to Buy Shares;
                           How to Redeem  Shares;
                           Additional Services and
                           Programs

            7              How to Buy Shares; Share                 *
                           Price; Additional Services
                           and Programs; Alternative
                           Purchase Arrangements; The
                           Fund's Expenses; Back Cover
                           Page

            8              How to Redeem Shares                     *

            9              Not Applicable                           *

            10                          *               Front Cover Page

            11                          *               Table of Contents

            12                          *               Organization of the Fund

            13                          *               Investment Objectives
                                                        and Policies; Certain
                                                        Investment Practices;
                                                        Investment Restrictions

            14                          *               Those Responsible for
                                                        Management

            15                          *               Those Responsible for
                                                        Management

            16                          *               Investment Advisory and
                                                        Other Services;
                                                        Distribution Contract;
                                                        Transfer Agent Services;
                                                        Custody of Portfolio;
                                                        Independent Auditors

            17                          *               Brokerage Allocation

            18                          *               Description of Fund's
                                                        Shares

            19                          *               Net Asset Value;
                                                        Additional Services and
                                                        Programs

            20                          *               Tax Status

            21                          *               Distribution Contract

            22                          *               Calculation of
                                                        Performance

            23                          *               Financial Statements

John Hancock
Sovereign
Balanced Fund

Class A and Class B Shares
Prospectus
May 1, 1996



TABLE OF CONTENTS
                                                                Page
                                                               -------
Expense Information                                               2
The Fund's Financial Highlights                                   3
Investment Objectives, Policies and Risk Considerations           4
Organization and Management of the Fund                           9
Alternative Purchase Arrangements                                10
The Fund's Expenses                                              12
Dividends and Taxes                                              12
Performance                                                      13
How to Buy Shares                                                15
Share Price                                                      16
How to Redeem Shares                                             22
Additional Services and Programs                                 23

   This Prospectus sets forth information about John Hancock Sovereign Balanced Fund (the "Fund"), a diversified series of John Hancock Sovereign Investors Fund, Inc. (the "Company"), that you should know before investing.
Please read and retain it for future reference.


   Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated May 1, 1996, and incorporated by reference in this Prospectus, free of charge, by writing to or by telephoning: John Hancock Investor Services Corporation, Post Office Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).


   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


   The purpose of the following information is to help you understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on fees and expenses of the Fund's Class A and Class B shares of the Fund for the fiscal year ended December 31, 1995, adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.


                                                          Class A    Class B
                                                          Shares      Shares
                                                          -------   ---------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases (As a
  percentage of offering price)                            5.00%      None
Maximum sales charge imposed on reinvested dividends       None       None
Maximum deferred sales charge                              None*      5.00%
Redemption fee+                                            None       None
Exchange fee                                               None       None
Annual Operating Expenses (As a percentage
 of average net assets)
Management fee                                             0.60%      0.60%
12b-1 fee**                                                0.30%      1.00%
Other Expenses                                                 %          %
Total operating expenses                                       %          %
 *No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a contingent deferred sales charge may be imposed on these investments, as described below, in the event of certain redemption transactions within one year of purchase
**The amount of the 12b-1 fee used to cover service expenses will be up to
  0.25% of average net assets, and the remaining portion will be used to cover distribution expenses.
 +Redemption by wire fee of $4.00 not included.

                                                          1       3      5       10
Example                                                  Year   Years  Years    Years
                                                         ----    ----   ----    -----
You would pay the following expense for the indicated
  period of years on a hypothetical $1,000 investment,
  assuming 5% annual return.
Class A Shares                                             $      $       $      $
Class B Shares--Assuming complete redemption at end
  of period                                                $      $       $      $
Class B Shares--Assuming no redemption                     $      $       $      $


(This example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.)

   Long-term shareholders should be advised that, as a result of the payment of distribution fees they may pay more than the economic equivalent of the maximum front-end sales charge permitted under applicable law.

   The management fee and Rule 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contracts."

THE FUND'S FINANCIAL HIGHLIGHTS


   The following Financial Highlights for each of the three years in the period ended December 31, 1995 has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. The Financial Highlights for the period ended December 31, 1992 was audited by other independent auditors. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders that may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.


   Selected data for each class of shares outstanding throughout each period indicated is as follows:

                                                                                          FOR THE
                                                                                           PERIOD
                                                                                          OCTOBER
                                                                                          5, 1992
                                                                                             TO
                                                                                          DECEMBER
                                                              YEAR ENDED DECEMBER 31,     31, 1992
                                                             1995      1994      1993      (a)(d)
                                                             ------    ------    ------   --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                                 $ 10.74   $ 10.19    $  10.00
                                                              ----      ----      ----      ------
Net Investment Income                                                   0.50      0.46        0.04(b)
Net Realized and Unrealized Gain (Loss) on Investments                (0.88)      0.68        0.20
                                                              ----      ----      ----      ------
  Total from Investment Operations                                    (0.38)      1.14        0.24
                                                              ----      ----      ----      ------
Less Distributions:
 Dividends from Net Investment Income                                 (0.50)    (0.45)      (0.05)
 Distributions from Net Realized Gain on Investments
  Sold                                                                (0.02)    (0.14)      ......
                                                              ----      ----      ----      ------
  Total Distributions                                                 (0.52)    (0.59)      (0.05)
                                                              ----      ----      ----      ------
Net Asset Value, End of Period                                       $  9.84   $ 10.74    $  10.19
                                                              ====      ====      ====      ======
Total Investment Return at Net Asset Value                           (3.51%)    11.38%       2.37%(c)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                            $61,952   $62,218    $  5,796
Ratio of Expenses to Average Net Assets                                1.23%     1.45%       2.79%*(b)
Ratio of Net Investment Income to Average Net Assets                   4.89%     4.44%       3.93%*(b)
Portfolio Turnover Rate                                                  78%       85%          0%
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                 $ 10.75   $ 10.20    $  10.00
                                                              ----      ----      ----      ------
Net Investment Income                                                   0.43      0.37        0.03(b)
Net Realized and Unrealized Gain (Loss) on Investments                (0.89)      0.70        0.20
                                                              ----      ----      ----      ------
  Total from Investment Operations                                    (0.46)      1.07        0.23
                                                              ----      ----      ----      ------
Less Distributions:
 Dividends from Net Investment Income                                 (0.43)    (0.38)      (0.03)
 Distributions from Net Realized Gain on Investments
  Sold                                                                (0.02)    (0.14)      ......
                                                              ----      ----      ----      ------
  Total Distributions                                                 (0.45)    (0.52)      (0.03)
                                                              ----      ----      ----      ------
Net Asset Value, End of Period                                       $  9.84   $ 10.75    $  10.20
                                                              ====      ====      ====      ======
Total Investment Return at Net Asset Value                           (4.22%)    10.63%       2.29%(c)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                            $79,176   $78,775    $ 14,311
Ratio of Expenses to Average Net Assets                                1.87%     2.10%       3.51%*(b)
Ratio of Net Investment Income to Average Net Assets                   4.25%     4.01%       3.21%*(b)
Portfolio Turnover Rate                                                  78%       85%          0%


 * On an annualized basis.
(a) Fund commenced operations on October 5, 1992.
(b) Reflects expense limitation in effect during the period indicated (see note
    B). As a result of such limitation, expenses for the period from October 5, 1992 to December 31, 1992 for Class A and Class B reflect a reduction of $0.0016 and $0.0012 per share, respectively. Absent of such limitation the ratio of expenses to average net assets would have been 2.94% and 3.66%, respectively, and the ratio of net investment income to average net assets would have been 3.78% and 3.06%, respectively.
(c) Not annualized.
(d) Not covered by report of independent auditors included in the Statement of Additional Information.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The Fund's investment objective is to seek current income, growth of capital and capital preservation.

The Fund's investment objectives are to provide current income, long-term growth of capital and income, and preservation of capital. The Fund attempts to achieve these objectives by allocating portfolio assets among various categories of fixed income securities and equity securities. The Fund diversifies its investments among a number of industry groups without concentrating more than 25% of its assets in any particular industry. The Fund's investments are subject to market fluctuation and the risks inherent in all securities. There is no assurance that the Fund will achieve its investment objectives.

The Fund intends to invest in both equity and fixed-income securities.


The Fund may invest in any type or class of security. At least 25% of the value of the Fund's total assets will be invested in fixed income senior securities. Fixed income securities may include both convertible and non-convertible debt securities and preferred stock, and only that portion of their value attributed to their fixed income characteristics, as determined by John Hancock Advisers, Inc. (the "Adviser"), can be used in applying the 25% test. The balance of the Fund's total assets may consist of cash or (i) equity securities of established companies, (ii) equity and fixed income securities of foreign corporations, governments or other issuers meeting applicable quality standards as determined by the Fund's investment adviser, (iii) foreign currencies, (iv) securities that are issued or guaranteed as to interest and principal by the U.S. Government, its agencies, authorities or instrumentalities, (v) obligations and equity securities of banks or savings and loan associations (including certificates of deposit and bankers' acceptances); and (vi) to the extent available and permissible, options and futures contracts on securities, currencies and indices. Each of these investments is more fully described below. The Fund's portfolio securities are selected mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earning power, marketability and prospects for future growth. The distribution or mix of various types of investments is based on general market conditions, the level of interest rates, business and economic conditions and the availability of investments in the equity or fixed income markets.


The Fund will use a strategy of investing only in those common stocks that have a record of increasing their dividend payout in each of the preceding ten or more years.

While there is considerable flexibility in the investment quality and type of securities in which the Fund may invest, the Fund's investments in equity securities are limited to securities of companies who have (or whose predecessors have) been in business continuously for at least five years and have total assets of at least $10 million. Equity securities, for purposes of the Fund's investment policy, are limited to common stocks, preferred stocks, investment grade convertible securities and warrants. In addition, the Fund utilizes a strategy of investing only in those common stocks which have a record of having increased their shareholder dividend in each of the preceding ten or more years. This dividend performers strategy may be changed at any time.

The Fund's investments in fixed-income securities will primarily be investment grade.

At least 75% of the Fund's total investments in fixed income securities (other than commercial paper) will be rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group ("S&P") (AAA, AA, A or BBB). Fixed income securities rated Baa or BBB are considered medium grade obligations with speculative characteristics; and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

The Fund may invest in fixed income securities that are in the lower ratings categories or are unrated.


Up to 25% of the Fund's total investments in fixed income securities may be rated as low as C by S&P or Moody's. The Fund may invest in unrated securities which, in the opinion of the Adviser, offer yields and risks comparable to those of securities which are rated.


Risk Factors Associated with Lower Rated Securities. Fixed income securities rated lower than Baa or BBB are high risk securities commonly known as "junk bonds." See the Appendix attached to this Prospectus which describes the characteristics of the securities in the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The credit ratings of the rating agencies, such as those ratings described here, may not be changed by the rating agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not reflect an evaluation of market risk. Debt obligations rated in the lower ratings categories, or which are unrated, involve greater price volatility and risk of principal and income loss. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the issuer's ability to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond more to short-term corporate and market developments than do those of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities that pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

Reduced volume and liquidity in the high yield market or the reduced availability of market quotations will make it more difficult to dispose of the securities and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield securities. In addition, the Fund's investments in lower-rated securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

Investments in corporate fixed income securities may be in bonds, convertible debentures and convertible or non-convertible preferred stock. The value of convertible securities, while influenced by the level of interest rates, is also affected by the changing value of the underlying common stock into which the securities are convertible. The value of fixed income securities varies inversely with interest rates.

The Fund may also invest in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes") and obligations supported by the credit of the instrumentality, such as Student Loan Marketing Association Bonds ("Sallie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Securities of Foreign Issuers. The Fund may purchase securities of foreign issuers which may involve risks not present in domestic investments. It is anticipated that under normal conditions, the Fund will not invest more than 35% of its total assets in foreign securities. See "Global Risks" below.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Although certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, they could also limit any potential gain which might result from an increase in the value of the currency.

Futures and Option Contracts. The Fund may buy and sell financial futures contracts and options on futures contracts. The Fund's ability to hedge successfully will depend on the ability of the Adviser to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund may engage in transactions in futures contracts and options on futures contracts for hedging and speculative purposes. All of the Fund's futures contracts and options on futures contracts will be traded on a U.S. or foreign commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures for speculative purposes if, immediately thereafter, the sum of initial margin deposits and premiums required to establish speculative positions in futures contracts and options on futures would exceed 5% of the Fund's total assets.

Options Transactions. To earn income from the premiums received, the Fund may write (sell) listed and over-the-counter covered call options and covered put options on debt and equity securities and foreign currency. The Fund may write listed and over-the-counter covered call and put options on up to 100% of its net assets. In addition, the Fund may purchase listed and over-the-counter call and put options on securities and currency with an aggregate value not exceeding 5% of the Fund's total assets. The Securities and Exchange Commission considers over-the-counter options to be illiquid except under prescribed conditions, which are discussed in detail in the Statement of Additional Information.

While transactions in options and futures contracts may reduce certain risks, they may entail other risks. Certain risks arise due to the imperfect correlations between movements in the price of options and futures contracts and movements in the prices of the securities or currency underlying the contracts.

The Fund's ability to use futures contracts and options to hedge or earn income successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes, currency rate fluctuations and other market factors. The success of hedging transactions will also depend on the degree of correlation between the futures or options markets and the securities markets. The risk of loss on futures and written options transactions is potentially unlimited and may exceed the amount invested or of the premium received. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.


Restricted Securities. The Fund may purchase restricted securities, including those eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"). The Board of Directors will monitor the Fund's investments in these securities, focusing on certain factors, including valuation, liquidity and availability of information. Purchases of restricted securities are subject to an investment restriction limiting all the Fund's illiquid securities held by the Fund to not more than 15% of the Fund's net assets.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities. As a result, the Fund may incur a loss or in the event of the borrower's bankruptcy may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33-1/3% of its total assets.


Repurchase Agreements, Forward Commitments and When-Issued Securities. The Fund may enter into repurchase agreements and may purchase securities on a forward commitment or when-issued basis. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the seller at a higher price. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed in or prevented from liquidating the collateral. The Fund will segregate, in a separate account, cash or liquid high grade debt securities equal in value to its forward commitments and when-issued securities. Purchasing securities for future delivery or on a when-issued basis may increase the Fund's overall investment exposure and involves a risk of loss if the value of the securities declines before the settlement date.

Defensive Investments. When the Adviser believes unfavorable investment conditions exist requiring the Fund to assume a temporary defensive investment posture, the Fund may hold cash or invest all or a portion of its assets in short-term instru-ments, including: short-term U.S. Government securities and repurchase agreements in respect thereof; bank certificates of deposit, bankers' acceptances, time deposits and letters of credit; and commercial paper (including so called Section 4(2) paper) rated at least A-2 by S&P or P-2 by Moody's or if unrated, considered by the Adviser to be of comparable quality. The Fund's temporary defensive investments may also include: debt obligations of U.S. companies rated at least A by S&P or Moody's or, if unrated, of comparable quality in the opinion of the Adviser; commercial paper and corporate debt obligations not satisfying the above credit standards if they are (a) subject to demand features or puts or (b) guaranteed as to principal and interest by a domestic or foreign bank having total assets in excess of $1 billion, by a company whose commercial paper may be purchased by the Fund, or by a foreign government having an existing debt security rated at least A by S&P or Moody's; and other short-term investments which the Adviser determines present minimal credit risks and which are of "high quality" as determined by any major rating service or, in the case of an instrument that is not rated, of comparable quality as determined by the Adviser.

Investments in foreign securities may involve risks and considerations that are not present in domestic investments.


Global Risks. Investments in foreign securities may involve risks not present in domestic securities due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and government supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Fund's shares and dividends.


These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The Fund follows certain policies which may help to reduce investment risk.


Investment Restrictions. The Fund has adopted certain investment restrictions that are detailed in the Statement of Additional Information, where they are designated as fundamental or non-fundamental. The Fund's investment restrictions designated as fundamental may not be changed without shareholder approval. The Fund's non-fundamental investment objective, policies and restrictions, however, may be changed by a vote of the Directors without shareholder approval. These changes may result in the Fund having an investment objective different from the objective which you considered appropriate at the tiime of your investment. The Fund's portfolio turnover rates for recent periods are shown in the section "The Fund's Financial Highlights."


Brokers are chosen based on best price and execution.

When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable price, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures established by the Board of Directors, the Adviser may place securities transactions with brokers affiliated with the Adviser. These brokers include Interstate/Johnson Lane, Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. Tucker Anthony Incorporated, John Hancock Distributors, Inc. and Sutro & Company, Inc. are indirectly owned by John Hancock Mutual Life Insurance Company, which in turn indirectly owns the Adviser.

ORGANIZATION AND MANAGEMENT OF THE FUND

The Directors elect officers and retain the investment adviser, who is responsible for the day-to-day operations of the Fund, subject to the Directors' policies and supervision.

The Fund is a separate, diversified portfolio of the Company, an open-end management investment company. The Company was organized as a corporation in the State of Delaware in January 1936 and reincorporated in Maryland in 1990. The Company currently has 345,000,000 shares of capital stock. The Company's Articles of Incorporation permit the Directors to create and reclassify the capital stock into separate series, without shareholder approval. As of the date of this Prospectus, the Directors have authorized shares of the Fund and one other series. Additional series may be added in the future. The Company's Articles of Organization also permit the Directors to classify and reclassify any series or portfolio of shares into one or more classes. As of the date of this Prospectus the Directors have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends, and liquidation except that each class of shares bears different distribution and transfer agent fees and has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The Company is not required and does not intend to hold annual shareholder meetings, although special meetings may be held for such purposes as electing or removing Directors, changing fundamental investment restrictions and policies or approving a management contract. Shareholders have certain rights to remove Directors.

John Hancock Advisers, Inc. advises investment companies having a total asset value of more than $16 billion.

The Adviser was organized in 1968 and is a wholly owned indirect subsidiary of John Hancock Mutual Life Insurance Company, a financial services company. It provides the Fund and other investment companies in the John Hancock group of funds with investment research and portfolio management services. John Hancock Funds, Inc. ("John Hancock Funds") distributes shares for all of the John Hancock funds through selected broker-dealers ("Selling Brokers"). Certain officers of the Company are also officers of the Adviser and John Hancock Funds. Pursuant to an order granted by the Securities and Exchange Commission, the Fund has adopted a deferred compensation plan for its independent Directors which allows Directors' fees to be invested by the Fund in other John Hancock funds.


Pursuant to a service agreement between the Adviser and its affiliate, Sovereign Asset Management Corporation ("SAMCorp"), SAMCorp furnishes to the Adviser certain portfolio management services with respect to the equity securities held in the portfolio of the Fund. The Adviser supervises SAMCorp's performance of such services and is responsible for all services required to be provided under the Adviser's investment management contract with the Fund. The Adviser pays to SAMCorp 40% of the fee received from the Fund by the Adviser with respect to equity securities in the Fund's portfolio.


John F. Snyder III is primarily responsible for management of the Fund. He is assisted by a team of co-portfolio managers and analysts in the day-to-day management of the Fund. Mr. Snyder is Executive Vice President of SAMCorp. He has been a co-portfolio manager of the Fund since its inception in 1992. He has been associated with the Adviser since 1991. He is also co-portfolio manager of John Hancock Sovereign Achievers Fund and John Hancock Sovereign Investors Fund.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.



ALTERNATIVE PURCHASE ARRANGEMENTS

An alternative purchase plan allows you to choose the method of purchase that is best for you.


You can purchase shares of the Fund at a price equal to their net asset value per share, plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (See "Initial Sales Charge Alternative--Class A Shares") or on a contingent deferred basis (See "Contingent Deferred Sales Charge Alternative--Class B Shares"). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.


Investments in Class A shares are subject to an initial sales charge.

Class A Shares. If you elect to purchase Class A Shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of pur-chase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.30% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price--Qualifying for a Reduced Sales Charge."

Investments in Class B shares are subject to a contingent deferred sales charge.


Class B Shares. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


Class B shares are not available to full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


Factors to Consider in Choosing an Alternative

You should consider which class of the shares would be more beneficial for you.

The alternative purchase arrangement allows you to choose the most beneficial way to buy shares given the amount of your purchase, the length of time that you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time; and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on page 2 of this Prospectus gives examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for a reduced sales charge. See "Share Price-Qualifying for a Reduced Sales Charge."

Class A shares are subject to lower distribution and service fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution fees and, for a six-year period, a CDSC.

In the case of Class A shares, distribution expenses that John Hancock Funds incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and the ongoing distribution and service fees. In the case of Class B shares, expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.



Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They will also be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, and shareholder meeting expenses and incremental transfer agency costs. See "Dividends and Taxes."



THE FUND'S EXPENSES


The Fund pays a monthly fee equal (on an annual basis) to .60% of its average daily net asset value to the Adviser for managing the Fund's investment and business affairs. The Adviser pays to SAMCorp 40% of the fee received by the Adviser with respect to the equity securities held in the portfolio of the Fund during such month.


The Fund pays distribution and service fees for marketing and sales-related shareholder servicing.


The Class A and Class B shareholders have adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of the Class A shares' average daily net assets and an aggregate annual rate of up to 1.00% of the Class B shares' average daily net assets. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. Distribution fees are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to:
(i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares,
(ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. These unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the year ended December 31, 1995 an aggregate of $3,097,061 of distribution expenses or 3.6% of the average net assets of Class B shares were not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees.


Information on the Fund's total expenses is in the Fund's Financial Highlights section of this Prospectus.

DIVIDENDS AND TAXES


Dividends. Income dividends are paid quarterly from net investment income. Capital gains, if any, are generally distributed annually. Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividend on these shares will be lower than on the Class A shares. See "Share Price."

Taxation. Dividends from the Fund's net investment income, certain net foreign currency gains, and net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable whether you received cash or reinvested in additional shares. Certain dividends paid in January of a given year, may be taxable as if you received them the previous December. Corporate shareholders may be entitled to take the corporate dividends received deduction for dividends received by the Fund from U.S. domestic corporations, subject to certain restrictions under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will send you a statement by January 31 showing the tax status of the dividends you received for the prior year.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains that are distributed to its shareholders at least annually. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application, you must certify that your social security or other taxpayer identification number is correct and that you are not subject to backup withholding of Federal income tax. If you do not provide this information, or are otherwise subject to backup withholding, the Fund may be required to withhold 31% of your dividends and the proceeds of redemptions and exchanges.

In addition to Federal taxes, you may be subject to state, local or foreign taxes, with respect to your investment in and distributions from the Fund. In some states, a portion of the Fund's dividends that represent investment received by the Fund on direct U.S. Government Obligations may be exempt from tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment not described above. You should consult your tax adviser for specific advice.

PERFORMANCE

The Fund may advertise its yield and total return.

Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on Fund shares or the income reported in the Fund's financial statements.


The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return of the Fund shares divided over the number of years included in the period. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.


Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Yield and total return for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. The yield and total return of Class A and Class B shares will be calculated separately and, because each class is subject to different expenses, the yield and total return may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return and yield of Class A and Class B shares in any advertisement or promotional materials including Fund performance data. The value of Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES

Opening an account.

Buying additional Class A and Class B shares.



The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing. Investor Services will assume that you are investing in Class A shares.

---------------------------------------------------------------------------------------------------------
By Check                1. Make your check payable to John Hancock Investor Services Corporation
                           ("Investor Services").
                        2. Deliver the completed application and check to your registered representative or Selling Broker, or mail it directly to Investor Services.
---------------------------------------------------------------------------------------------------------
By Wire                 1. Obtain an account number by contacting your registered representative or
                           Selling Broker, or by calling 1-800-225-5291.
                        2. Instruct your bank to wire funds to:
                              First Signature Bank & Trust
                              John Hancock Deposit Account No. 900000260
                              ABA Routing No. 211475000
                              For Credit To: John Hancock Sovereign Balanced Fund
                              (Class A or Class B shares)
                              Your Account Number
                              Name(s) under which account is registered.
                        3. Deliver the completed application to your registered representative or Selling
                           Broker or mail it directly to Investor Services.
---------------------------------------------------------------------------------------------------------
Monthly Automatic       1. Complete the "Automatic Investing" and "Bank Information" sections on the
Accumulation               Account Privileges Application, designating a bank account from which your funds
Program (MAAP)             may be drawn.
                        2. The amount you elect to invest will be withdrawn
                           automatically from your bank or credit union account.
---------------------------------------------------------------------------------------------------------
By Telephone            1. Complete the "Invest-By-Phone" and "Bank Information" sections on the Account
                           Privileges Application, designating a bank account from which your funds may be drawn. Note that in order to invest by phone, your account must be in a bank or credit union that is a member of the Automated Clearing House System (ACH).
                        2. After your authorization form has been processed, you may purchase additional
                           Class A and Class B shares by calling Investor Services toll-free at
                           1-800-225-5291.
                        3. Give the Investor Services representative the name(s) in which the account is registered, the Fund name, the class of shares you own, your account number and the amount you wish to invest.
                        4. Your investment normally will be credited to your account the business day following your phone request.
---------------------------------------------------------------------------------------------------------
By Check                1. Either complete the detachable stub included on your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                        2. Make your check payable to John Hancock Investor Services Corporation
                        3. Mail the account information and check to:
                              John Hancock Investor Services Corporation
                              P.O. Box 9115
                              Boston, MA 02205-9115
                           or deliver it to your registered representative or Selling Broker.

                                      15

By Wire                 Instruct your bank to wire funds to:
                           First Signature Bank & Trust
                           John Hancock Deposit Account No. 900000260
                           ABA Routing No. 211475000
                           For Credit To: John Hancock Sovereign Balanced Fund
                           (Class A or Class B shares)
                           Your Account Number
                           Name(s) under which account is registered
---------------------------------------------------------------------------------------------------------
Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after John Hancock Funds receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information.
Certificates are not issued unless a request is made in writing to Investor
Services.



You will receive account statements that you should keep to help with your personal recordkeeping.


You will receive a statement of your account after every transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

SHARE PRICE

The offering price of your shares is their net asset value plus a sales charge, if applicable, which will vary with the purchase alternative you choose.


The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or fair value as determined in good faith according to procedures approved by the Board of Directors. Short-term debt investments maturing within 60 days are valued at amortized cost which the Board of Directors has determined to approximate market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Directors believe accurately reflects their value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.


Shares of the Fund are sold at the offering price based on the NAV computed after your investment is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the New York Stock Exchange, and transmit it to John Hancock Funds before its close of business, to receive that day's offering price.

Initial Sales Charge Alternative--Class A Shares. The offering price you pay for Class A shares of the Fund equals the NAV next computed after your investment is received in good order by John Hancock Funds plus a sales charge, as follows:

                                                      Combined
                                                    Reallowance
                            Sales         Sales          and       Reallowance
                           Charge        Charge        Service      to Selling
                            as a          as a        Fee as a       Brokers
                         Percentage    Percentage    Percentage        as a
    Amount Invested          of          of the          of         Percentage
   (including Sales       Offering       Amount       Offering     of Offering
       Charge)              Price       Invested      Price(+)       Price(*)
---------------------     ----------    ----------    ----------   ------------
Less than $50,000           5.00%         5.26%         4.25%          4.01%
$50,000 to $99,999          4.50%         4.71%         3.75%          3.51%
$100,000 to $249,999        3.50%         3.63%         2.85%          2.61%
$250,000 to $499,999        2.50%         2.56%         2.10%          1.86%
$500,000 to $999,999        2.00%         2.04%         1.60%          1.36%
$1,000,000 and over         0.00%(**)     0.00%(**)     (***)          0.00%(***)


(*) Upon notice to Selling Brokers with whom it has sales agreements, John
    Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933.



(**) No sales charge is payable at the time of purchase of Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.



(***) John Hancock Funds may pay a commission and the first year's service fee (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in aggregate as follows:
      1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on $10 million and over.



(+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance, in an amount equal to 0.25% of the net assets invested in the Fund at the time of sale. Thereafter pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.


Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances as described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying For a Reduced Sales Charge" below.


Contingent Deferred Sales Charge--Investments of $1 Million or More in Class A Shares. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

        Amount Invested           CDSC Rate
------------------------------    ----------
$1 million to $4,999,999             1.00%
Next $5 million to $9,999,999        0.50%
Amounts of $10 million and
  over                               0.25%


Existing full service clients of John Hancock Mutual Life Insurance Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.



The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the redeemed Class A shares. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends which have been reinvested in additional Class A shares.



In determining whether a CDSC is applicable to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemption in certain circumstances. See the discussion under "Waiver of Contingent Deferred Sales Charge" below.


You may qualify for a reduced sales charge on your investments in Class A shares.


Qualifying for a Reduced Sales Charge. If you invest more than $50,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE to take advantage of the value of your previous investments in shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:


1. Your current purchase of Class A shares of the Fund;

2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

Example:


If you hold Class A shares of a John Hancock fund with a net asset value of $20,000 and, subsequently, invest $30,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 4.50% and not 5.00%. This is the rate that would otherwise be applicable to investments of less than $50,000. See "Initial Sales Charge Alternative--Class A Shares."

If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

Class A shares may be available without a sales charge to certain individuals and organizations.

(bullet) A Director or officer of the Company; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

(bullet) Any state, county, city or any instrumentality, department, authority or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

(bullet) A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds (an "eligible depository institution") if it is purchasing $1 million or more for non-discretionary customers or accounts.*


(bullet) A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.



(bullet) A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his/her plan distributions directly to the Fund.



(bullet) A Member of an approved affinity group financial services plan.*


* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


Contingent Deferred Sales Charge Alternative--Class B Shares. Class B shares are offered at net asset value per share without an initial sales charge, so that your initial investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.


In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend reinvest-ment, and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charges" below.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

(bullet) Proceeds of 50 shares redeemed at $12 per share        $ 600
(bullet) Minus proceeds of 10 shares not subject to CDSC
         because they were acquired through dividend
         reinvestment (10 X $12)                                 -120
(bullet) Minus appreciation on remaining shares, also not
         subject to CDSC (40 X $2)                               - 80
                                                                  ---
(bullet) Amount subject to CDSC                                 $ 400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of the Class B shares, such as compensating selected Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial a sales charge.


The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

Year in Which Class B           Contingent Deferred Sales
Shares Redeemed                 Charge As a Percentage of
Following Purchase            Dollar Amount Subject to CDSC
-------------------------    --------------------------------
First                                       5.0%
Second                                      4.0%
Third                                       3.0%
Fourth                                      3.0%
Fifth                                       2.0%
Sixth                                       1.0%
Seventh and thereafter                      None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested, are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

If you purchased Class B shares prior to January 1, 1994, the applicable CDSC as a percentage of the amount redeemed will be: 4% for redemptions during the first year after purchase, 3.5% for redemptions during the second year, 3% for redemptions during the third year, 2.5% for redemptions during the fourth year, 2% for redemptions during the fifth year, 1% for redemptions during the sixth year, and no CDSC for the seventh year and thereafter.

Under certain circumstances, the CDSC on Class B and Class A share redemptions will be waived.


Waiver of Contingent Deferred Sales Charges. The CDSC will be waived on redemptions of Class B shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances:


(bullet) Redemptions of Class B shares made under a Systematic Withdrawal Plan
         (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

(bullet) Redemptions made to effect distributions from an Individual Retirement
         Account either before or after age 59-1/2, as long as the distributions are based on your life expectancy or the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.

(bullet) Redemptions made to effect mandatory distributions under the Code after age 70-1/2 from a tax-deferred retirement plan.

(bullet) Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

(bullet) Redemptions due to death or disability.

(bullet) Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.

(bullet) Redemptions made pursuant to the Fund's right to liquidate your account if you own fewer than 50 shares.

(bullet) Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

(bullet) Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.

If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to the waiver.


Conversion of Class B Shares. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B shares to Class A shares should not be taxable for Federal income tax purposes, nor should it change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments that were recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).


Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you received for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.



To assure acceptance of your redemption request, please follow these procedures.


 By Telephone       All Fund shareholders are eligible automatically for the telephone redemption privilege. Call 1-800-225-5291, from 8:00 A.M. to 4:00 P.M. (Eastern Time), Monday through Friday, excluding days on which the New York Stock Exchange is closed. Investor
                    Services employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

                    You may redeem up to $100,000, but the address on the account must not have changed for the last 30 days. A check will be mailed to the exact name(s) and address on the account.

                    If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor Investor Services will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transactions procedures mentioned above.

                    Telephone redemption is not available for IRAs or other tax-qualified retirement plans or shares of the Fund that are in certificated form.

                    During periods of extreme economic conditions or market changes, telephone requests may be difficult to implement due to a large volume of calls. During these times you should consider placing redemption requests in writing or using EASI-Line. EASI-Line's telephone number is 1-800-338-8080.

By Wire             If you have a telephone redemption form on file with the Fund, redemption proceeds of
                    $1,000 or more can be wired on the next business day to your designated bank account, and a fee (currently $4.00) will be deducted. You may also use electronic funds transfer to your assigned bank account, and the funds are usually collectible after two business days. Your bank may or may not charge for this service. Redemptions of less than $1,000 will be sent by check or electronic funds transfer.

                    This feature may be elected by completing the "Telephone Redemption" section on the
                    Account Privileges Application that is included with this Prospectus.
------------------------------------------------------------------------------------------------------------
In Writing          Send a stock power or "letter of instruction" specifying the name of the Fund, the dollar amount or the number of shares to be redeemed, your name, class of shares, your account number, and the additional requirements listed below that apply to your particular account.
------------------------------------------------------------------------------------------------------------

Type of Registration              Requirements
Individual, Joint Tenants, Sole   Letter of instruction signed (with titles where applicable)
 Proprietorship, Custodial        by all persons authorized to sign for the account, exactly
 (Uniform Gifts or Transfer to    as it is registered accompanied by signature(s)
 Minors Act), General Partners.   guarantee(s).

Corporation, Association          Letter of instruction and a corporate resolution, signed by person(s)
                                  authorized to act on the account, accompanied by signature(s) guarantee(s).
Trusts                            A letter of instruction by the Trustee(s) with a signature guarantee. (If the Trustee's name is not registered on your account, also provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories please call 1-800-225-5291 for further instructions.
------------------------------------------------------------------------------
Who may guarantee your signature.


A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that the institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

Additional information about redemptions.

Through Your Broker Your broker may be able to initiate the redemption.
                    Contact your broker for instructions.

If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.

Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds fewer than 50 shares (except accounts under retirement plans) and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed nor additional fee imposed, if the value of the account is in excess of the Fund's minimum initial investment. No CDSC will be imposed on involuntary redemptions of shares.

Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments, if any, exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.


ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege

You may exchange shares of the Fund only for shares of the same class of another John Hancock fund.

If your investment objective changes, or if you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the Prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A whether or not they have been so designated.

Exchanges between funds are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund that are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Intermediate Maturity Government Fund and John Hancock Limited-Term Government Fund will be subject to the initial Fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock fund, you will continue to be subject to the CDSC schedule that was in effect at your initial purchase date.


The Fund reserves the right to require that you keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege upon 60 days' notice to shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.

When you may make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

By Telephone


1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to have the telephone exchange privilege.


2. Call 1-800-225-5291. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

In Writing

1. In a letter, request an exchange and list the following:
   --the name and class of the Fund whose shares you currently own
   --your account number
   --the name(s) in which the account is registered --the name of the Fund in which you wish your exchange to be invested --the number of shares, all shares or dollar amount you wish to exchange
   Sign your request exactly as the account is registered.

2. Mail the request and information to:
   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

Reinvestment Privilege

If you redeem shares of the Fund, you may be able to reinvest the proceeds in the Fund or another John Hancock fund without paying an additional sales charge.


1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will for the purpose of computing the CDSC payment upon a subsequent redemption include the holding period of the redeemed shares.


2. Any portion of your redemption may be reinvested in Fund shares or in shares of any of the other John Hancock funds, subject to the minimum investment limit of that fund.

3. To reinvest, you must notify Investor Services in writing. Include the Fund(s) name, account number and class from which your shares were originally redeemed.

Systematic Withdrawal Plan

You can pay routine bills from your account or make periodic disbursements of funds from your retirement account to comply with IRS regulations.


1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain the application from your registered representative or by calling 1-800-225- 5291.


2. To be eligible, you must have at least $5,000 in your account.

3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares because you may be subject to an initial sales charge on your purchases of Class A shares or a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason.

Monthly Automatic Accumulation Program (MAAP)

You can make automatic investments and simplify your investing.


1. You can authorize an investment to be automatically withdrawn each month on your bank for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


2. You can also authorize automatic investing through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.


5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.


Group Investment Program

Organized groups of at least four persons may establish accounts.

1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

2. The initial aggregate payment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum and you may terminate the program at any time.

Retirement Plans


1. You may use the Fund for various types of retirement plans, including Individual Retirement Accounts, Keogh Plans (H.R. 10), Pension and Profit Sharing Plans (including 401(k) plans), Tax Sheltered Annuity Retirement Plans (403(b) or TSA Plans) and Section 457 Plans.



2. The initial investment minimum or aggregate minimum for any of these plans is $250. However, accounts being established as Group IRA, SEP, SARSEP, TSA and 401(k) and Section 457 Plans will be accepted without an initial minimum investment.

APPENDIX

Moody's describes its ratings for fixed income securities as follows:

Fixed income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Fixed income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they are generally referred to as "high grade" obligations. They are rated lower than the best fixed income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Fixed income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Fixed income securities which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes fixed income securities in this class.

Fixed income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Fixed income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Fixed income securities which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fixed income securities which are rated "C" are the lowest rated class of fixed income securities and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its ratings for fixed income securities as follows:

Fixed income securities rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Fixed income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Fixed income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed income securities in higher rated categories.

Fixed income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed income securities in this category than in higher rated categories.

Fixed income securities rated "BB," "B," "CCC," "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such fixed income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated "P-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "P-1" repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well- established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "P-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

"A-1." This designation indicate that the degree of safety regarding timely payment is very strong.

"A-2." Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

"A-3." Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Quality Distribution


The average quality distribution of the portfolio for the fiscal year ended December 31, 1995 was as follows:



                                                   Rating                Rating
                             Y-T-D                Assigned              Assigned
                            Average      % of        by        % of        by         % of
Security Rating              Value   Portfolio    Adviser   Portfolio   Service    Portfolio
------------------------     -------    -------    -------    -------    -------   ---------
AAA
AA
A
BAA
BA
B
CAA
CA
C
D
Debt Securities
Equity Securities
Short-Term Securities
Total Portfolio
Other Assets--Net
Net Assets

JOHN HANCOCK SOVEREIGN BALANCED FUND

Investment Adviser
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Principal Distributor
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

Custodian
Investors Bank & Trust Company
24 Federal Street
Boston, Massachusetts 02110

Transfer Agent
John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND

For Service Information
For Telephone Exchange call 1-800-225-5291
For Investment-by-Phone
For Telephone Redemption
TDD call 1-800-554-6713

JHD-3600P 5/96

JOHN HANCOCK
SOVEREIGN
BALANCED FUND

Class A and Class B Shares
Prospectus
May 1, 1996

A mutual fund seeking current income, long-term growth of capital and of income and preservation of capital without assuming undue market risks.

101 Huntington Avenue
Boston, Massachusetts 02199-7603
Telephone 1-800-225-5291

[Recycled Logo] Printed on recycled paper

                                  JOHN HANCOCK

                            SOVEREIGN BALANCED FUND

                           CLASS A AND CLASS B SHARES

                                  Statement of
                             Additional Information




                                  May 1, 1996

        This Statement of Additional Information provides information about John Hancock Sovereign Balanced Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Prospectus, dated May 1, 1996 (the "Prospectus").


        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116
1-(800)-225-5291

                                TABLE OF CONTENTS

                                                      Statement of
                                                      Additional
                                                      Information Page
Organization of the Fund                                       2
Investment Objectives, Policies and Risk                       2
   Considerations
Certain Investment Practices                                   3
Investment Restrictions                                       11
Ratings                                                       14
Those Responsible for Management                              14
Investment Advisory and Other Services                        21
Net Asset Value                                               24
Distribution Contracts                                        24
Initial Sales Charge on Class A Shares                        26
Deferred Sales Charge on Class B Shares                       28
Additional Services and Programs for Class A and              28
   Class B Shares
Tax Status                                                    30
Description of Fund Shares                                    34
Calculation of Performance                                    35
Brokerage Allocation                                          37
Transfer Agent Services                                       39
Custody of Portfolio                                          39
Independent Auditors                                          39

ORGANIZATION OF THE FUND

        John Hancock Sovereign Balanced Fund (the "Fund") is a separate diversified portfolio of John Hancock Sovereign Investors Fund, Inc. (the "Company"), an open-end investment management company.

        The Company was organized as a corporation in the State of Delaware in 1936 and reincorporated in Maryland in 1990. The Board of Directors of the Company has authority under the Company's charter to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Board of Directors has created the Fund and one additional series of the Company known as John Hancock Sovereign Investors Fund ("Investors Fund"). Additional series may be added in the future from time to time. As of the date of this Statement of Additional Information, the Board of Directors have authorized the issuance of three classes of shares of the Fund: Class A, Class B and Class C, although to date, the Fund has issued only Class A shares and Class B shares. The Fund has no present intention of issuing Class C shares. See "Description of Fund Shares."

        The Fund is managed by John Hancock Advisers, Inc. (the "Adviser"). The Adviser is an indirect wholly-owned subsidiary of the John Hancock Mutual Life Insurance Company (the "Life Insurance Company"), chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts. Prior to October 23, 1991, the Company was known as "Sovereign Investors, Inc."


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

        The Fund's investment objective and policies are set forth in the Prospectus, which is incorporated herein by reference. The following information augments the Prospectus. The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital without assuming what the Adviser believes to be undue market risks. At times, however, because of market conditions, the Fund may invest primarily for current income. There is no assurance that the Fund's objectives will be achieved. The Fund will allocate its investments among different types and classes of securities in accordance with the Adviser's appraisal of economic and market conditions. Shareholder approval is not required to effect changes in the Fund's investment objectives.

        As described in the Prospectus, the Fund may invest in all types of equity and debt securities of both domestic and foreign issuers.

        Assuming relatively stable economic conditions, it is anticipated that the annual portfolio turnover rate will not usually exceed 100%. However, under certain economic conditions, a higher turnover may be advisable to achieve the Fund's objectives.

        Foreign Securities. The Fund may invest up to 35% of its total assets in securities of foreign companies. The actual percentage that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

CERTAIN INVESTMENT PRACTICES

        When-Issued Securities. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase.

        The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Fund engages in when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. On the date the Fund enters into an agreement to purchase securities on a when-issued basis, the Fund will segregate in a separate account cash or liquid high grade debt securities equal in value to the when-issued commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments.

        Repurchase Agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.

        The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

        Financial Futures Contracts. The Fund may hedge its portfolio by selling financial futures contracts as an offset against the effect of expected increases in interest rates or declines in security or foreign currency values and by purchasing such futures contracts as an offset against the effect of expected declines in interest rates or increases in security or foreign currency values. Although other techniques could be used to reduce the Fund's exposure to interest rate, securities market and currency fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using financial futures contracts. The Fund will enter into financial futures contracts for hedging and non-hedging purposes.

        Financial futures contracts have been designed by boards of trade which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"). Futures contracts are traded on these markets in a manner that is similar to the way a stock is traded on a stock exchange. The boards of trade, through their clearing corporations, guarantee that the contracts will be performed. It is expected that if new types of financial futures contracts are developed and traded the Fund may engage in transactions in such contracts.

        Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts (same exchange, underlying security or currency and delivery month). Other financial futures contracts, such as futures contracts on securities indices, by their terms call for cash settlements. If the offsetting purchase price is less than the Fund's original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the Fund's original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. The Fund will pay a commission in connection with each purchase or sale of financial futures contracts, including a closing transaction. For a discussion of the Federal income tax considerations of trading in financial futures contracts, see the information under the caption "Tax Status" below.

        At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin." The margin required for a financial futures contract is set by the board of trade or exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the financial futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. Each day, the futures contract is valued at the official settlement price of the board of trade or exchange on which it is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. This process is known as "mark to market." Variation margin does not represent a borrowing or lending by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the financial futures contract expired. In computing net asset value, the Fund will mark to the market its open financial futures positions

        Successful hedging depends on the extent of correlation between the market for the underlying securities and the futures contract market for those securities or currency. There are several factors that will probably prevent this correlation from being perfect, and even a correct forecast of general interest rate, securities market or currency trends may not result in a successful hedging transaction. There are significant differences between the securities or currency markets and the futures markets which could create an imperfect correlation between the markets and which could affect the success of a given hedge. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for financial futures and debt and equity securities, including technical influences in futures trading and differences between the financial instruments being hedged and the instruments underlying the standard financial futures contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. The degree of imperfection may be increased where the underlying debt securities are lower-rated, and, thus, subject to greater fluctuation in price than higher-rated securities.

        A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate, securities market or currency trends. The Fund will bear the risk that the price of the securities being hedged will not move in complete correlation with the price of the futures contracts used as a hedging instrument. Although the Adviser believes that the use of financial futures contracts will benefit the Fund, an incorrect prediction could result in a loss on both the hedged securities or currency in the Fund's portfolio and the futures position so that the Fund's return might have been better had hedging not been attempted. However, in the absence of the ability to hedge, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs. The low margin deposits required for futures transactions permit an extremely high degree of leverage. A relatively small movement in the price of instruments underlying a futures contract may result in losses or gains in excess of the amount invested.

        Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price, at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

        Finally, although the Fund engages in financial futures transactions only on boards of trade or exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid market will exist for a particular futures contract at any given time. The liquidity of the market depends on participants closing out contracts rather than making or taking delivery. In the event participants decide to make or take delivery, liquidity in the market could be reduced. In addition, the Fund could be prevented from executing a buy or sell order at a specified price or closing out a position due to limits on open positions or daily price fluctuation limits imposed by the exchanges or boards of trade. If the Fund cannot close out a position, it will be required to continue to meet margin requirements until the position is closed.

        Options on Financial Futures Contracts. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial and variation margin with respect to put and call options on futures contracts written by it.

        Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

        Restrictions on Use of Futures Transactions and Options. The Fund intends to comply with CFTC Regulation 4.5 and thereby avoid the status of "commodity pool operator."

        When futures contracts or options thereon are purchased to protect against a price increase in securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. As an alternative to this test of bona fine hedging intent, a CFTC regulation permits the Fund to elect to comply with a different test, under which the Fund will not enter into a futures contract or purchase an option thereon for non-hedging purposes if immediately thereafter the initial margin deposits and premiums required to establish non-hedging positions in futures contracts and options on futures would exceed 5% of the Fund's total assets.

        When the Fund purchases a futures contract, writes a put option thereon or purchases a call option thereon, an amount of cash or high grade liquid debt securities (i.e., securities rated in one of the top three ratings categories by Moody's Investor Services, Inc. ("Moody's), Standard & Poor's Ratings Group ("S&P") will be deposited in a segregated account with the Fund's custodian which is equal to the underlying value of the futures contract reduced by the amount of initial and variation margin held in the account of its broker.

        Options Transactions. The Fund may write listed and over-the-counter covered call options and covered put options on securities in order to earn additional income from the premiums received. In addition, the Fund may purchase listed and over-the-counter call and put options written by the Fund. The extent to which covered options will be used by the Fund will depend upon market conditions and the availability of alternative strategies. The Fund may write listed covered and over-the-counter call and put options on up to 100% of its net assets.

        The Fund will write listed and over-the-counter call options only if they are "covered," which means that the Fund owns or has the immediate right to acquire the securities underlying the options without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option written by the Fund will also be "covered" if the Fund holds on a share-for-share basis a covering call on the same securities where
(i) the exercise price of the covering call held is equal to or less than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Treasury bills or high grade liquid debt obligations in a segregated account with the Fund's custodian, and (ii) the covering call expires at the same time as the call written. If a covered call option is not exercised, the Fund would keep both the option premium and the underlying security. If the covered call option written by the Fund is exercised and the exercise price, less the transaction costs, exceeds the cost of the underlying security, the Fund would realize a gain in addition to the amount of the option premium it received. If the exercise price, less transaction costs, is less than the cost of the underlying security, the Fund's loss would be reduced by the amount of the option premium.

        As writer of a covered put option, the Fund will write a put option only with respect to securities it intends to acquire for the Fund's portfolio and will maintain in a segregated account with its custodian bank cash, U.S. Government securities, or high-grade liquid debt securities with a value equal to the price at which the underlying security may be sold to the Fund in the event the put option is exercised by the purchaser. The Fund can also write a "covered" put option by purchasing on a share-for-share basis a put on the same security as the put written by the Fund if the exercise price of the covering put held is equal to or greater than the exercise price of the put written and the covering put expires at the same time or later than the put written.

        In writing listed and over-the-counter covered put options on securities, the Fund would earn income from the premiums received. If a covered put option is not exercised, the Fund would keep the option premium and the assets maintained to cover the option. If the option is exercised and the exercise price, including transaction costs, exceeds the market price of the underlying security, the Fund would realize a loss, but the amount of the loss would be reduced by the amount of the option premium.

        If the writer of an exchange-traded option wishes to terminate his obligation prior to its exercise, it may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the Fund's position will be offset by the Options Clearing Corporation. The Fund may not effect a closing purchase transaction after it has been notified of the exercise of an option. There is no guarantee that a closing purchase transaction can be effected. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option or at any particular time, and for some options no secondary market on an exchange may exist.

        In the case of a written call option, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. In the case of a written put option, it will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

        The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received for writing the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

        Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. In general, exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter ("OTC") transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two separate bids or offers (one of which will be from an entity other than a party to the option) or those OTC options valued by an independent pricing service. The Fund will write and purchase OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The SEC has taken the position that OTC options are illiquid securities subject to the restriction that illiquid securities are limited to not more than 15% of the Fund's assets. The SEC, however, has a partial exemption from the above restrictions on transactions in OTC options. The SEC allows the Fund to exclude from 15% limitation on illiquid securities a portion of the value of the OTC options written by the Fund, provided that certain conditions are met. First, the other party to the OTC options has to be a primary U.S. Government securities dealer designated as such by the Federal Reserve Bank. Second, the Fund would have an absolute contractual right to repurchase the OTC options at a formula price. If the above conditions are met, a Fund must treat as illiquid only that portion of the OTC option's value (and the value of its underlying securities) which is equal to the formula price for repurchasing the OTC option, less the OTC option's intrinsic value.

        Restricted Securities. Although the Fund has authority to purchase to a limited extent "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), the Fund has no current intention of doing so. However, the Fund may in the future invest in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933 and foreign securities acquired in accordance with Regulation S under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Board of Directors determines, based upon a continuing review of the trading markets for specific Rule 144A securities, that they are liquid then such securities may be purchased without regard to the 15% limit. The Board of Directors may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The Fund does not intend to invest more than 5% of its net assets in Rule 144A securities in the coming year.

        Government Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

        Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund will not invest more than 50% of its assets in mortgage-backed securities.

        Forward Foreign Currency Transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may also deal in forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

        If the Fund purchases a forward contract, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

        Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

        The cost to the Fund of engaging in foreign currency exchange transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

        Lower Rated High Yield Securities. As discussed in the Fund's Prospectus, the Fund may invest in high yielding, fixed income securities rated as low as C by Moody's or S&P. These lower rated securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

        The values of lower-rated securities generally fluctuate more than those of high-rated securities. In addition, the lower rating reflects a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing exclusively in securities in the higher rated categories. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund may invest in unrated securities which, in the opinion of the Adviser, are of comparable quality and offer yields and risks which are comparable to those of rated securities.

        The Fund may invest in pay-in-kind (PIK) securities, which pay interest in either cash or additional securities, at the issuer's option, for a specified period. The Fund also may invest in zero coupon bonds, which have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Both kinds of bonds may be more speculative and subject to greater fluctuations in value than securities which pay interest periodically and in cash, due to changes in interest rates.

        The market value of high yield securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.

INVESTMENT RESTRICTIONS

        The following investment restrictions will not be changed without the approval of a majority of the outstanding voting securities of the Fund, voting as a single class, which, as used in the Prospectus and this Statement of Additional Information, means approval of the lesser of (i) the holders of 67% or more of the shares of the Fund represented at a meeting if the holders of more than 50% of outstanding shares are present in person or by proxy or (ii) the holders of more than 50% of the outstanding shares of the Fund.

The Fund observes the fundamental restrictions listed in items (1) through (9) below.

        (1) Issue senior securities, except as permitted by paragraph (2) below. For purposes of this restriction, the issuance of shares in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph
        (3) below, are not deemed to be senior securities.

        (2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowings will reduce income available to shareholders.

        (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecation does not exceed 33% of the Fund's total assets taken at market value.

        (4) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

        (5) Purchase or sell real estate or any interest therein, including real estate limited partnerships, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

        (6) Make loans, except for collateralized loans of portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of bonds, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

        (7) Buy or sell commodities, commodity contracts, puts, calls or combinations thereof, except futures contracts and options on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward foreign currency exchange contracts, forward commitments, interest rate or currency swaps, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

        (8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

        (9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if, with respect to 75% of the Fund's total assets,

        (i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, or,

        (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

        In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

        Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Board of Directors without shareholders' approval.

        The Fund may not:

        (a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

        (b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain, without the payment of any additional consideration, securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

        (c) Purchase securities of an issuer if, to the Fund's knowledge, one or more of the Directors or officers of the Company or the directors or officers of the Adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer.

        (d) Purchase a security if, as a result, (a) more than 10% of the Fund's assets would be invested in securities of other investment companies,
        (b) more than 3% of the total outstanding voting securities of any one such investment company would be held by the Fund, or (c) more than 5% of the Fund's assets would be invested in any one investment company. The Fund may not purchase securities of any open-end investment company except when such purchase is part of a plan of merger, consolidation, reorganization or purchase of substantially all of the assets of any other investment company. Because investments in securities of other investment companies may result in duplication of certain fees and expenses, the Fund will invest in such securities only when, in the Adviser's opinion, the anticipated return on such securities justifies any such additional expense.

        (e) Purchase securities of any issuer which, together with any predecessor, has a record of less than three years' continuous operations if such purchase would cause investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

        (f) Invest for the purpose of exercising control over or management of any company.

        (g) Purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

        (h) Purchase any security, including any repurchase agreement maturing in more than 7 days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities. (The staff of the Securities and Exchange Commission may consider over-the-counter options to be illiquid securities subject to the 15% limit.)

        (i) Purchase interests in oil, gas or other mineral leases or exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals.

        (j) Purchase a security if, as a result, more than 15% of the Fund's assets would be invested in securities which are restricted as to disposition; however, this policy will not restrict the acquisition of restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 or to foreign securities purchased in accordance with Regulation S under the Securities Act of 1933.

        (k) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the

        Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.


        In order to permit the sale of shares of the Fund in certain states, the Board of Directors may, in its sole discretion, adopt restrictions or investment policies more restrictive than those described above. Should the Board of Directors determine that any such more restrictive policy is no longer in the best interest of the Fund and its shareholders, the Fund may cease offering shares in the state involved and the Board may revoke such restrictive policy. Moreover, if the states involved shall no longer require any such restrictive policy, the Board of Directors may, at its sole discretion, revoke such policy. The Fund has agreed with state securities administrators that it will not purchase the following securities:

        The Fund agrees that, in accordance with the Ohio Securities Division and until such regulations are no longer required, it will comply with rule 1301:6-3-09(E)(9) by not investing in the securities of other open-end and closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.


        If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

RATINGS

        As described in the Fund's Prospectus, at least 75% of the Fund's investments in fixed income securities will be comprised of securities in the four highest applicable ratings of S&P and Moody's or their equivalent or unrated securities deemed of comparable quality by the Adviser. See the Appendix attached to the Prospectus, which describes the characteristics of the securities in the various categories.


THOSE RESPONSIBLE FOR MANAGEMENT

        The business of the Fund is managed by its Board of Directors who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board of Directors. Several of the officers and Directors of the Company are also officers or directors of the Adviser or officers or directors of John Hancock Funds, Inc., ("John Hancock Funds") the Fund's principal distributor.

        The following table sets forth the principal occupation or employment of the Directors of the Company and principal officers of the Company during the past five years

                           Positions Held     Principal Occupation(s)
Name and Address           With the Company   During the Past Five Years
Edward J. Boudreau, Jr.*   Chairman (1,2)     Chairman and Chief Executive Officer,
101 Huntington Avenue                         the Adviser and The Berkeley Financial
Boston, MA  02199                             Group ("Berkeley Group"); Chairman, NM
                                              Capital Management, Inc. ("NM
                                              Capital"); John Hancock Advisers
                                              International Limited ("Advisers
                                              International"); John Hancock
                                              Funds, Inc., ("John Hancock
                                              Funds"), John Hancock Investor
                                              Services Corporation ("Investor
                                              Services") and Sovereign Asset
                                              Management Corporation ("SAMCorp")
                                              (herein after the Adviser, The
                                              Berkeley Group, NM Capital,
                                              Advisers International, John
                                              Hancock Funds, Investor Services
                                              and SAMCorp collectively referred
                                              to as the "Affiliated Companies");
                                              Chairman, First Signature Bank &
                                              Trust; Director, John Hancock
                                              Freedom Securities Corp., John
                                              Hancock Capital Corp., New
                                              England/Canada Business Council;
                                              Member, Investment Company
                                              Institute Board of Governors;
                                              Director, Asia Strategic Growth
                                              Fund, Inc.; Trustee, Museum of
                                              Science; President, the Adviser
                                              (until July 1992); Chairman, John
                                              Hancock Distributors, Inc.
                                              ("Distributors") (until April
                                              1994).

Thomas W.L. Cameron        Director           Chairman and Director, Sovereign
Interstate/Johnson Lane                       Advisers, Inc.; Senior Vice President,
1892 Andell Bluff Blvd.                       Interstate/Johnson Lane Corp.
Johns Island, SC  29455                       (securities dealer).


-------------------
* An "interested person" of the Company as such term is defined in the Investment Company Act of 1940, as amended ("The Investment Company Act").
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Committee on Administration.

                             Positions Held         Principal Occupation(s)
Name and Address             With the Company       During the Past Five Years
James F. Carlin              Trustee(3)             Chairman and CEO, Carlin Consolidated,
233 West Central Street                             Inc. (insurance); Chairman,
Natick, MA 01760                                    Massachusetts Higher Education
                                                    Coordinating Council (since 1995);
                                                    Trustee, Massachusetts Health and
                                                    Education Tax-Exempt Trust (Financial);
                                                    Director,  Rizzo Associates, Inc.
                                                    (Engineering), Arbella Mutual Insurance
                                                    Company (insurance), Consolidated Group
                                                    Trust (group health plan), Carlin
                                                    Insurance Agency, Inc., West Insurance
                                                    Agency, Inc., Allied American Agency,
                                                    Inc. (insurance); Treasurer, Alpha
                                                    Analytical, Inc. (Chemistry Lab);
                                                    Receiver, the City of Chelsea (until
                                                    August 1992).

Charles F. Fretz             Director (3)           Consultant, self employed; Vice
RD #5, Box 300B                                     President and Director, Towers, Perrin,
Clothier Springs Road                               Foster & Crosby, Inc. (international
Malvern, PA  19355                                  management consultants) (until 1985).

Harold R. Hiser, Jr.         Director               Executive Vice President,
123 Highland Avenue                                 Schering-Plough Corporation
Short Hill, NJ  07078                               (pharmaceuticals) (until 1995);
                                                    Director, ReCapital
                                                    Corporation (reinsurance).

Charles L. Ladner            Director (3)           Director, Energy North, Inc. (public
UGI Corporation                                     utility holding company) (until 1992);
P.O. Box 858                                        Senior Vice President and Chief Financial
Valley Forge, PA  19482                             Officer of UGI Corp. (public utility
                                                    holding company).

Patricia P. McCarter         Director (3)           Director and Secretary of the McCarter
1230 Brentford Road                                 Corp. (machine manufacturer).
Malvern, PA  19355

Steven R. Pruchansky         Director (1,3)         Director and President, Mast Holdings,
6920 Daniel Road                                    Inc.; Director, First Signature Bank &
Naples, FL  33942                                   Trust Company (until August
                                                    1991);Trustee, Mast Realty Trust (until
                                                    1994); President, Maxwell Building Corp.
                                                    (until 1991).

                                       16


Name and Address             Positions Held         Principal Occupation(s)
                             With the Company       During the Past Five Years

Norman H. Smith              Director (3)           Retired.  Lieutenant General, United
243 Mt. Oriole Lane                                 States Marine Corps; Deputy Chief of
Linden, VA  22642                                   Staff for Manpower and Reserve Affairs,
                                                    Headquarters Marine Corps;
                                                    Commanding General, III
                                                    Marine Expeditionary
                                                    Force/3rd Marine Division
                                                    (retired 1991).

John P. Toolan               Director (3)           Director, The Muni Bond Funds, National
13 Chadwell Place                                   Liquid Reserves, Inc., The Tax Free Money
Morristown, NJ  07960                               Fund, Inc. and Vantage Money Market Funds
                                                    (mutual funds), and The
                                                    Inefficient-Market Fund, Inc. (closed-end
                                                    investment company; Chairman, Smith
                                                    Barney Trust Company (retired December,
                                                    1991); Director, Smith Barney, Inc.,
                                                    Mutual Management Company and Smith
                                                    Barney Advisers, Inc. (investment
                                                    advisers) (until December 1991).

Robert G. Freedman*          Vice Chairman and      Vice Chairman and Chief Investment
101 Huntington Avenue        Chief Investment       Officer, the Adviser; President, the
Boston, MA  02199            Officer (2)            Adviser (until December 1994).

Anne C. Hodsdon*             President(2)           President and Chief Operating Officer,
101 Huntington Avenue                               the Adviser; Executive Vice President,
Boston, MA  02199                                   the Adviser (until December 1994); Senior
                                                    Vice President; the Adviser (until
                                                    December 1993); Vice President, the
                                                    Adviser, 1991.


* An "interested person" of the Company as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Committee on Administration.

                             Positions Held           Principal Occupation(s)
Name and Address             With the Company         During the Past Five Years
Thomas H. Drohan*            Senior Vice President    Senior Vice President and Secretary of
101 Huntington Avenue        and Secretary            the Adviser.
Boston, MA  02199

James B. Little*             Senior Vice President    Senior Vice President, the Adviser.
101 Huntington Avenue        and Chief Financial
Boston, MA  02199            Officer

Susan S. Newton*             Vice President,          Vice President and Assistant Secretary,
101 Huntington Avenue        Assistant Secretary      the Adviser.
Boston, MA  02199            and Compliance Officer

John A. Morin*               Vice President           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199

James J. Stokowski*          Vice President and       Vice President, the Adviser.
101 Huntington Avenue        Treasurer
Boston, MA  02199


----------------
* An "interested person" of the Company as such term is defined in the Investment Company Act of 1940, as amended ("The Investment Company Act").
(1) Member of the Executive Committee. Under the Company's charter, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2)     A member of the Investment Committee of the Adviser.
(3)     Member of the Audit Committee and the Committee on Administration.
----------------

        As of January 31, 1996, 5,895,570 shares of the Fund outstanding and officers and Trustees of the Fund as a group beneficially owned less than 1% of these outstanding shares. As of such date, no person owned of record or was known by the Fund to own beneficially as much as 5% of the outstanding shares of the Fund.

        All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Directors and officers may also be officers and/or directors and/or Trustees of one or more other funds for which the Adviser serves as investment adviser.


        During the fiscal year ended December 31, 1995, fees paid to the Independent Directors were $_______.

                                                                                  Total
                                             Pension or                           Compensation From
                                             Retirement                           the Fund and John
                           Aggregate         Benefits          Estimated Annual   Hancock Fund
                           Compensation      Accrued as Part   Benefits Upon      Complex to
                           From the Fund     of the Fund's     Retirement         Directors(1)(2)
Independent Directors                        Expenses

James F. Carlin            $   3,262            -              -                   $
Charles F. Fretz               3,252            -              -
Harold R. Hiser, Jr.           3,051            -              -
Charles L. Ladner              3,262            -              -
Patricia P. McCarter           3,262            -              -
Steven R. Pruchansky           3,371            -              -
Norman H. Smith                3,371            -              -
John P. Toolan                 3,262            -              -
                           $  29,155                                               $




(1)The total compensation paid by the John Hancock Fund Complex to the Independent Directors is as of the calendar year ended December 31, 1995.

(2)All Directors are Directors of 33 funds in the John Hancock Complex.

INVESTMENT ADVISORY AND OTHER SERVICES

        Each of the Directors and principal officers affiliated with the Company who is also an affiliated person of the Adviser is named above, together with the capacity in which such person is affiliated with the Company or the Adviser.

        As described in the Prospectus under the caption "Organization and Management of the Fund," the Fund has entered into an investment management contract with the Adviser, under which the Adviser provides the Fund with a continuous investment program, consistent with the Fund's stated investment objective and policies. The Adviser is responsible for the day to day management of the Fund's portfolio assets.

        Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or any affiliate provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        No person other than the Adviser and its directors and employees regularly furnish advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities. The Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the John Hancock Mutual Life Insurance Company and its affiliates.

        Under the terms of the investment management contract with the Fund, the Adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. All expenses which are not specifically paid by the Adviser and which are incurred in the operation of the Fund, including fees of Directors of the Company who are not "interested persons," as such term is defined in the Investment Company Act (the "Independent Directors"), and the continuous public offering of the shares of the Fund are borne by the Fund but excluding certain distribution-related activities required to be paid by the Adviser or John Hancock Funds.

        As discussed in the Prospectus and as provided by the investment management contract, the Fund pays the Adviser monthly an investment management fee, which is accrued daily, based on an annual rate of 0.60% of the average of the daily net assets of the Fund. From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average net assets. The Adviser retains the right to re-impose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below any such limit.

        Investment Advisory fees to the Adviser during the fiscal year ended December 31, 1995 amounted to $_______.


        In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where the Fund is registered to sell shares of common stock, the fee payable to the Adviser will be reduced to the extent of such excess. At this time, the most restrictive limit applicable to the Fund is 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2% of the next $70,000,000 of such assets and 1.5% of the remaining average daily net assets. When calculating the Fund's expense ratio for this purpose, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

        Pursuant to the investment management contract, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment management contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the investment management contract.


        The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and currently has more than $16 billion in assets under management in its capacity as investment adviser to the Fund and other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,060,000 shareholders. The Adviser is an affiliate of the Life Insurance Company, one of the most recognized and respected financial institutions in the nation. With total assets under management more than $80 billion, the Life Insurance Company is one of the ten largest life insurance companies in the United States, and carries high ratings from S&P and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


        Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the contract or any extension, renewal or amendment thereof remains in effect. If the contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Insurance Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Insurance Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

        The Adviser has entered into a service agreement with Sovereign Asset management Corporation (SAMCORP) which is an indirect wholly-owned subsidiary of the Life Insurance Company. The service agreement provides that SAMCORP will provide to the Adviser certain portfolio management services with respect to the equity securities held in the portfolio of the Fund. The service agreement further provides that the Adviser will remain ultimately responsible for all of its obligations under the investment management contract between the Adviser and the Fund. Subject to the supervision of the Adviser, SAMCORP furnishes the Fund with recommendations with respect to the purchase, holding and disposition of equity securities in the Fund's portfolio; furnishes the Fund with research, economic and statistical data in connection with the Fund's equity investments; and places orders for transactions in equity securities.

        The Adviser pays to SAMCORP 40% of the monthly investment management fee received by the Adviser with respect to the equity securities held in the portfolio of the Fund during such month. The fees paid by the Fund to the Adviser under the investment management contract are not affected by this arrangement.


        During the fiscal year ended December 31, 1995, the Adviser paid SAMCORP $________ in connection with the service agreement with SAMCORP.

NET ASSET VALUE

        For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV.

A Fund will not price its securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

DISTRIBUTION CONTRACTS


        The Fund has entered into a distribution contract with John Hancock Funds. Under the contract, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

        The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00% respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees reimburse John Hancock Funds for its distribution costs incurred in the promotion of sales of Fund shares, and the service fees compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for expenses incurred by it under the Class B Plan in any fiscal year, John Hancock Funds may carry these expenses forward, provided, however, that the Trustees may terminate the Class B Plan and thus the Fund's obligation to make further payments at any time. Accordingly, the Fund does not treat unreimbursed expenses relating to the Class B shares as a liability of the Fund. The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.


        The Plans were approved by the Adviser as the sole initial shareholder of the Class A and B shares. The Plans, and all amendments to the Plans, have also been approved by a majority of the Directors, including a majority of the Independent Directors, by votes cast in person at a meeting called for the purpose of voting on such Plans.

        Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which the expenditures were made. The Directors review these reports on a quarterly basis.

        During the fiscal year ended December 31, 1995 the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Funds:

                                  Expense Items


                                  Printing and
                                  Mailing of                      Expenses of     Interest
                                  Prospectus to   Compensation    John Hancock    Carrying or
                                  New             to Selling      Funds           Other Finance
                   Advertising    Shareholders    Brokers                         Charges
Sovereign
Balanced Fund
Class A Shares     $33,515        $3,846          $98,915         $59,698         None
Class B Shares     $53,861        $4,475          $328,674        $83,603         $351,388


        By their terms, the Plans will continue in effect only so long as their continuance is approved at least annually by the Board of Directors and by the Independent Directors. Each of the Plans provides that it may be terminated without penalty (a) by vote of a majority of the Independent Directors (b) by a majority of the Fund's outstanding shares of the applicable class having voting rights with respect to the Plan upon 60 days' written notice to Broker Services, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans also provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a vote of the Board of Directors and the Independent Directors of the Company. The holders of Class A shares and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares.

        In adopting the Plans, the Directors concluded that, in their judgment, there is a reasonable likelihood that each Plan will benefit the holders of the applicable class of shares of the Fund.

        When the Company seeks an Independent Director to fill a vacancy or as a nominee for election by shareholders, the selection or nomination of the Independent Director is, under resolutions adopted by the Directors contemporaneously with their adoption of the Plans, committed to the discretion of the Committee on Administration of the Directors. The members of the Committee on Administration are all Independent Directors and are identified in this Statement of Additional Information under the caption "Management of the Fund."

        Under each Plan the Fund has also entered into a distribution agreement with John Hancock Funds under which John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by Selling Brokers. John Hancock Funds and Selling Brokers receive compensation in connection with the sale of shares of the Fund in the form of a sales charge imposed either at the time of sale or on a deferred basis. The sales charges are discussed further in the Prospectus.

        The investment management contract, discussed in this Statement of Additional Information under the caption "Investment Advisory and Other Services," and the service agreement and the distribution agreement, discussed above, continue in effect if approved annually by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and by either the Board of Directors or the holders of a majority of the Fund's outstanding voting securities. In addition, the service agreement automatically terminates upon termination or assignment of the investment management contract. Each contract automatically terminates upon assignment. Each contract may be terminated without penalty on 60 days' notice at the option of either party to the respective contract or by vote of a majority of the outstanding voting securities of the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES


        The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the Investor, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

        Combined Purchases. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined if made by (a) an individual, his spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.


        Without Sales Charge. As described in the Prospectus, Class A shares of the Fund may be sold without a sales charge to persons described in the Prospectus.


        Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of a reduced sales charge by taking into account not only the amount then being invested but also the purchase price or current value of the Class A shares already held by such person.

        Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

        Letter of Intention. The reduced sales charges are also applicable to investments made over a specified period pursuant to a Letter of Intention
(LOI), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include group IRA's, SEP, SARSEP, TSA, 401(k) plans, 403(b) plans, and Section 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


        The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

        Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

        Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from reinvestment of dividends or capital gains distributions.

        The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

        Proceeds from the CDSC are paid to Investor Services and are used in whole or in part by Investor Services to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase. See the Prospectus for additional information regarding the CDSC.

ADDITIONAL SERVICES AND PROGRAMS FOR CLASS A AND CLASS B SHARES

        Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of the Fund for shares of the same class in any other John Hancock fund offering that class.

        Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Fund. Since the redemption price of the shares of the Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Investor Services.


        Monthly Automatic Accumulation Program (MAAP). This program is explained more fully in the Prospectus. The program, as it relates to automatic investment drafts, is subject to the following conditions:


        The investments will be drawn on or about the day of the month indicated.


        The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.


        The Program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the processing date of any investment.

        Reinvestment Privilege. A shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest any part of the redemption proceeds in shares of the same class of the Fund or in any of the other John Hancock funds, subject to the minimum investment limit in any fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in any of the other John Hancock funds. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from such redemption at net asset value in additional shares of the class from which the redemption was made. Such shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and such new shares will continue to be subject to the CDSC. For purposes of determining the amount of any CDSC imposed upon a subsequent redemption, the holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

        A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described below.

TAX STATUS

        Each series of the Company, including the Fund, is treated as a separate entity for accounting and tax purposes. The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

        The Fund will be subject to a four percent nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

        Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus, whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they taken the distribution in cash, divided by the number of shares received.

        Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, certain foreign currency futures and options, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than three months, which gain is limited under the Code to less than 30% of its annual gross income, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss (i.e., all of the Fund's net income other than any excess of net long-term capital gain over net short-term capital loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

        The Fund may be subject to foreign taxes on its income from certain foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. If the Fund acquires stock in certain non-U.S. corporations that receive at least

75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate there adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

        The amount of net realized capital gains, if any, in any given year will result from sales of securities or transactions in options or futures made with a view to the maintenance of a portfolio believed by the Fund's management to be most likely to attain the Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year. At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

        Upon a redemption of shares (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded charge will result in an increase in the shareholder's tax basis in the Class A shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

        Although the Fund's present intention is to distribute all net capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net long-term capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes.

        For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The Fund has $340,120 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. The carryforward expires December 31, 2002.

        For purposes of the dividends received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. the entire qualifying divided, including the otherwise deductible amount, will be included in determining the excess if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposed, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

        Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

        The Fund accrues income on zero coupon securities or certain PIKs or increasing rate securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

        Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

        Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures, options and forward transactions.

        The options and futures transactions and certain forward foreign currency transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect their character as long-term or short-term (or, in the case of currency forwards, options, or futures, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Also, some of the Fund's losses on its transactions involving options, futures and forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Some of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules applicable to options, futures and forward contracts (including consideration of any available elections) in order to minimize any potential adverse tax consequences.

        The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

        Non-U.S. investors not engaged in a U.S. trade or business with which their Fund investment is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund. Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts corporate excise, franchise or income taxes.

DESCRIPTION OF FUND SHARES

        The Directors of the Company are responsible for the management and supervision of the Company. Under the Articles of Incorporation, the Directors have the authority to classify unissued capital stock in separate series, without further action by shareholders. The Company's authorized capitalization is 345,000,000 fully paid and non-assessable shares of capital stock, $.01 par value, of which 60,000,000 shares are allocated to the Fund. As of the date of this Statement of Additional Information, the Directors have authorized two series of the Company. Additional series may be added in the future. The Articles of Incorporation also authorize the Directors to classify and reclassify the shares of the Company, or any new series of the Company, into one or more classes. As of the date of this Statement of Additional Information, the Directors have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

        Each Class A share and Class B share of the Fund represents an equal proportionate interest in the assets belonging to the Fund. The holders of Class A and Class B shares each have certain exclusive voting rights on matters relating to their respective Rule 12b-1 distribution plans. Shares of each class may be exchanged only for shares of the same class in another fund sponsored by the Adviser and for shares of John Hancock Cash Management Fund, a money market fund. Shares of Class B shares may also be exchanged for shares of the Class B shares of the Freedom Money Market Fund, an affiliate of the Fund. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that (i) Class B shares will pay higher distribution and service fees than Class A shares and (ii) each of Class A shares and Class B shares will bear any other class expenses properly attributable to such class of shares. Similarly, the net asset value per share may vary depending on the class of shares purchased.

        When issued, shares are fully paid and non-assessable except as provided in the Prospectus under the caption "Organization and Management of the Fund." In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

        Unless otherwise required by the Investment Company Act or the Articles of Incorporation, the Company has no intention of holding annual meetings of shareholders. Shareholders of the Company may remove a Director by the affirmative vote of at least a majority of the Company's outstanding shares and the Directors shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 25% of the outstanding shares of the Company. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Directors holding office were elected by the shareholders, the Directors will call a special meeting of shareholders for the purpose of electing Directors. Shareholders have no preemptive or conversion rights.

CALCULATION OF PERFORMANCE


        The average annual total return is determined separately for each class of shares at December 31, 1995, with all distributions reinvested in shares. The average annualized total returns for Class A shares for the 1-year period and cumulative total return since the Fund's inception on October 5, 1992, were (____)% and ____%, respectively, and reflect payment of the maximum sales charge of 5.00%. The average annualized total returns for Class B shares for the 1-year period and cumulative since the Fund's inception on October 5, 1992, were (____)% and ____%, respectively, and reflects applicable contingent deferred sales charge (maximum contingent deferred sales charge of 5% declines to 0% over six years).


        The Fund's total return is computed by finding the average annual compounded rate of return over the 1 year, 5 year and 10 year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

T = "n"th root of ERV/P - 1

Where:

P     = a hypothetical initial investment of $1,000.

T     = average annual total return.

n     = number of years.

ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1 year and life-of-fund periods.

        In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's 5.0% sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

        The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share on the last day of the period, according to the following standard formula:

Yield =2 [(a-b    )(6) - 1]
           --- + 1
           cd

Where:

a = dividends and interest earned during the period.

b = expenses accrued during the period (net of fee reductions and expense limitation payments, if any).

c = the average daily number of Class A shares outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.


        The Class A and Class B shares' yield at December 31, 1995 was ____% and ____%, respectively. Both total return and yield calculations for Class A shares include the effect of paying the maximum sales charge of 5.00%. Investments at lower sales charges would result in higher performance figures. Both total return and yield for the Class B shares reflect deduction of the applicable CDSC imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the periods. The total return and yield of Class A and Class B shares will differ; the Fund will include the total return and yield of both classes in any advertisement or promotional material including Fund performance data. The value of Fund shares, when redeemed, may be more or less than their original cost. Both total return and yield are historical calculations and are not an indication of future performance.


        From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fund Performance Analysis," a publication which tracks mutual fund net assets, total return, and yield. Comparisons may also be made to bank certificates of deposit ("CDs"), which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured.

        Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, the WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, BARRON'S and IBBOTSON ASSOCIATES will also be utilized as well as the RUSSELL and WILSHIRE indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

        The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

        Decisions concerning the purchase and sale of portfolio securities of the Fund are made by the Adviser pursuant to recommendations made by its investment committee, which consists of directors of the Adviser and officers and Directors who are interested persons of the Company. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

        The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Directors may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


        To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Insurance Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Directors. For the period ended December 31, 1995, the Fund paid brokerage commissions in the amount of $187,534.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Board of Directors that such price is reasonable in light of the services provided and to such policies as the Board may adopt from time to time.


        For the fiscal year ended December 31, 1995, the Fund paid commissions in the amount of $40,621 to compensate brokers for research services evaluations of securities.


        The Adviser's indirect parent, the Life Insurance Company, is the indirect sole shareholder of Tucker Anthony Incorporated, John Hancock Distributors, and Sutro & Company, Inc., which are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Board of Directors and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the period ending December 31, 1995, the Fund did not execute any portfolio transactions with Affiliated Brokers.

        Any of the Affiliated Brokers may act as broker for the Fund on securities or commodities exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Board of Directors pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Board believes to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Directors who are not interested persons (as defined in the Investment Company
Act) of the Company, the Adviser or the Affiliated Broker. Any such transactions would be subject to a good faith determination by the Board of Directors that the compensation paid to Affiliated Brokers is fair and reasonable. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not engage in principal transactions with Affiliated Brokers. The Fund may, however, purchase securities from other members of underwriting syndicates of which Tucker Anthony and Sutro are members but only in accordance with the policy set forth above and procedures adopted and reviewed periodically by the Board of Directors.

TRANSFER AGENT SERVICES

John Hancock Fund Services, Inc., P.O. Box 9116, Boston, MA 02205-9116, a wholly-owned indirect subsidiary of the Life Insurance Co., is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services an annual fee for Class A shares of $16.00 per shareholder account and for Class B shares of $18.50 per shareholder account, plus certain out-of -pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

        Portfolio securities of the Fund are held pursuant to a custodian agreement between the Company and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

        The independent auditors of the Fund are Ernst & Young LLP, Boston, Massachusetts 02116. The independent auditors audit and render an opinion on the Fund's annual financial statements and prepare the Fund's income tax returns.

s:corpsec\n1a\sai\sovbal\sov5_96.doc

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

   (a)   Financial Statements included in the Registration Statement:

         John Hancock Sovereign Investors Fund
           Not Applicable

         John Hancock Sovereign Balanced Fund
           Not Applicable

   (b)   Exhibits:

         The exhibits to this Registration Statement are listed in the Exhibits Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

         No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

As of February 2, 1996, the number of record holders of shares of Registrant was as follows:

                   Title of Class Shares              Number of Record Holders
                   ----------------------             ------------------------
           John Hancock Sovereign Investors Fund
                      Class A Shares                         96,465
                      Class B Shares                         23,035
                      Class C Shares                             62
           John Hancock Sovereign Balanced Fund
                      Class A Shares                          6,345
                      Class B Shares                          6,659

Item 27.  Indemnification

(a) Under Registrant's Articles of Incorporation and By-laws. Article XII of the Articles of Incorporation of Registrant and Article XIII of the By-Laws of Registrant contain provisions indemnifying each director and each officer of Registrant from liability to the full extent permitted by the Maryland General Corporation law, subject to the provisions of the Investment Company Act of 1940.

(b) Under the Underwriting Agreement. Under Section 12 of the Distribution Agreement, the principal underwriter has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of the underwriter.

(c) Under the By-Laws of the John Hancock Mutual Life Insurance Company ("the Insurance Company"), John Hancock Funds, Inc. ("John Hancock Funds") and John Hancock Advisers, Inc. (the "Adviser"). Section 9a of the By-Laws of the Insurance Company provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a director or employee or officer of the Registrant at the direction or request of the Insurance company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall by finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance company in respect of any liability or expense incurred in connection with any mater settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Commune either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined to be entitled to indemnification.

Article IX of the respective by-laws of John Hancock Funds and the Adviser provides as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such as person."

(d) Under the Investment Management Contract of Registrant. Section 8 of the Registrant's Investment Management Contract provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the contract. Any person, even though also employed by the Adviser, who may be or become an employee of the paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the fund and not as the Adviser's employee or agent.

(e) Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to Section 0.1 of the Registrant's By-Laws, Section 13 of the Underwriting Agreement filed as Exhibit 6 to the original Registration Statement, the By-Laws of the Registrant, the By-laws of the John Hancock Funds, the Adviser, or the Insurance Company or otherwise. Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Advisers

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, herein incorporated by reference.

Item 29. Principal Underwriters

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Fund, John Hancock Current Interest, John Hancock Special Series, Inc., John Hancock Tax-Free Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited-Term Government Fund, John Hancock Tax-Exempt Income Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock Technology Series, Inc. and John Hancock World Fund, John Hancock

Investment Trust, John Hancock Institutional Series Trust, Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.

  Name and Principal         Positions and Offices        Positions and Offices
   Business Address             with Underwriter             with Registrant
---------------------       ------------------------      ---------------------
Edward J. Boudreau, Jr.    President, Chief Executive           Chairman
101 Huntington Avenue         Officer and Director
Boston, Massachusetts

Robert H. Watts               Director, Executive                 None
John Hancock Place          Vice President and Chief
P.O. Box 111                   Compliance Officer
Boston, Massachusetts

Robert G. Freedman                  Director             Vice President, Chief
101 Huntington Avenue                                      Investment Officer
Boston, Massachusetts

Stephen M. Blair            Executive Vice President              None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Drohan             Senior Vice President     Senior Vice President and
101 Huntington Avenue                                          Secretary
Boston, Massachusetts

James W. McLaughlin          Senior Vice President                None
101 Huntington Avenue                 and
Boston, Massachusetts       Chief Financial Officer

David A. King              Senior Vice President and              None
101 Huntington Avenue               Director
Boston, Massachusetts

John A. Morin                    Vice President              Vice President
101 Huntington Avenue
Boston, Massachusetts

  Name and Principal         Positions and Offices         Positions and Offices
   Business Address            with Underwriter               with Registrant
--------------------         ---------------------         ---------------------
Susan S. Newton               Vice President and             Vice President,
101 Huntington Avenue              Secretary               Assistant Secretary
Boston, Massachusetts                                    and Compliance Officer

Christopher M. Meyer               Treasurer                      None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                    Director                      None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard O. Hansen                   Director                      None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                   Director                      None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                 Director                      None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William S. Nichols           Senior Vice President                None
101 Huntington Avenue
Boston, Massachusetts

Richard S. Scipione                 Director                    Director
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                      Director                      None
One Beacon Street
Boston, Massachusetts

   Name and Principal       Positions and Offices        Positions and Offices
    Business Address          with Underwriter              with Registrant
  -------------------       ---------------------        ---------------------
John M. DeCiccio                    Director                      None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                        Director                      None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro               Director                      None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                 Director                      None
53 State Street
Boston, Massachusetts

James V. Bowhers            Executive Vice President              None
101 Huntington Avenue
Boston, Massachusetts

Michael T. Carpenter         Senior Vice President                None
1000 Louisiana Steet
Houston, Texas

(c)      None.

Item 30. Location of Accounts and Records

         Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 as its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 31.     Management Services

             Not applicable.

Item 32.     Undertakings

      (a)    Not applicable.

      (b)    Not applicable.

      (c) Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28th day of February 1996.

                   JOHN HANCOCK SOVEREIGN INVESTORS FUND, INC.

                              By:           *
                                 -------------------------------
                                 Edward J. Boudreau, Jr.
                                 Chairman

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                     Title                        Date
       ---------                     -----                        ----
          *                         Chairman
______________________    (Principal Executive Officer)
Edward J. Boudreau, Jr.

                               Senior Vice President and     February 28, 1996
                               Chief Financial Officer
/s/James B. Little            (Principal Financial and
James B. Little                 Accounting Officer)

          *
______________________               Director
Thomas W. L. Cameron

          *
______________________               Director
Charles F. Fretz

          *                          Director
----------------------
Charles L. Ladner


          *
______________________               Director
Patricia P. McCarter

       Signature                     Title                         Date
       ---------                     -----                         ----

         *
______________________             Director
Norman H. Smith

         *
______________________             Director
Steven R. Pruchansky

         *
______________________             Director
James F. Carlin

         *
______________________            Director
John P. Toolan

         *
______________________            Director
Harold R. Hiser, Jr.


*By:
/s/Thomas H. Drohan                                    February 28, 1996
----------------------
   Thomas H. Drohan
   (Attorney-in-Fact)

                               EXHIBIT INDEX

Exhibit No.                   Exhibit Description                    Page Number
----------                    -------------------                    -----------
99.B1 Articles of Incorporation of Registrant of Registrant dated March 22, 1990.*

99.B1.1     Articles of Amendment dated October 23, 1991.*

99.B1.2     Articles of Amendment dated September 23, 1992.*

99.B1.3     Articles of Amendment dated February 26, 1993.*

99.B1.4     Articles of Amendment dated December 8, 1993.*

99.B2 Amended and Restated By-Laws of Registrant as adopted on June 15, 1990 and amended on December 20, 1991, September 8, 1992, March 2, 1993 and November 30, 1993.*

99.B4       Specimen share certificate for the Registrant.*

99.B5       Investment Management Contract between John Hancock
            Sovereign Investors Fund and John Hancock Advisers, Inc. dated October 23, 1991.*

99.B5.1     Investment Management Contract between John Hancock
            Sovereign Balanced Fund and John Hancock Advisers, Inc. dated October 2, 1992.*

99.B5.2     Service Agreement between John Hancock Advisers,
            Inc., TBFG Advisers, Inc.and John Hancock Sovereign Investors Fund, Inc. dated October 2, 1992.*

99.B5.3     Amendment to Service Agreement between John Hancock
            Advisers, Inc., TBFG Advisers, Inc. and John Hancock Sovereign Investors Fund, Inc.*

99.B6       Distribution Agreement with Registrant and John
            Hancock Broker Distribution Services, Inc. dated October 23, 1991.*

99.B6.1     Form of Soliciting Dealer Agreement between John
            Hancock Broker Distribution Services, Inc. and Selected Dealers.*

99.B6.2     Form of Financial Institution Sales and Service
            Agreement.*

99.B7       None

Exhibit No.                   Exhibit Description                    Page Number
----------                    -------------------                    -----------

99.B8       Master Custodian Agreement between John Hancock
            Mutual Funds and Investors Bank and Trust Company dated December 15, 1992.*

99.B9       Transfer Agency Agreement between Registrant and John
            Hancock Fund Services, Inc. dated October 2, 1992.*

99.B.10     None

99.B11      Not applicable

99.B12      Not applicable

99.B13      None

99.B14      None

99.B15      Class A Distribution Plan between John Hancock
            Sovereign Investors Fund and John Hancock Broker Services, Inc.*

99.B.15.1   Class B Distribution Plan between John Hancock
            Sovereign Investors Fund and John Hancock Broker Services, Inc.*

99.B15.2    Class A Distribution Plan between John Hancock
            Sovereign Balanced Fund and John Hancock Broker Services, Inc.*

99.B.15.3   Class B Distribution Plan between John Hancock
            Sovereign Balanced Fund and John Hancock Broker Services, Inc.*

99.B.16     Schedule for Computation of Yield and Total Return.*

99.B17 Powers of Attorney dated December 20, 1991, December 8, 1992, January 1 1994.*

99.27.1A    Not applicable


*Previously filed with Registration Statement and/or post-effective amendment. + Filed herewith.